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                                                                      EXHIBIT 32

      CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER



Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of LMI Aerospace, Inc., a Missouri corporation (the "Company"), does hereby certify that, to the best of their knowledge:

The Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2004 (the "Form 10-Q") of the Company fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2004                    /s/ Ronald S. Saks
                                           -------------------------------------
                                           Ronald S. Saks
                                           President and Chief Executive Officer

Date: November 15, 2004                    /s/ Lawrence E. Dickinson
                                           -------------------------------------
                                           Lawrence E. Dickinson
                                           Secretary and Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to LMI Aerospace, Inc. and will be retained by LMI Aerospace, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.